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                                                                    Exhibit 10.3

                             LOAN PURCHASE AGREEMENT


                                     between


                               [NAME OF PURCHASER]
                                    Purchaser


                                       and


                            CHEVY CHASE BANK, F.S.B.
                                     Seller


                          Dated as of [______________]

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                                TABLE OF CONTENTS

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                                                                                                        Page
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
ARTICLE I. DEFINITIONS .............................................................................     1

  Section 1.1    General ...........................................................................     1
  Section 1.2    Specific Terms ....................................................................     1
  Section 1.3    Usage of Terms ....................................................................     2
  Section 1.4    No Recourse .......................................................................     2
  Section 1.5    Action by or Consent of Noteholders ...............................................     2
  Section 1.6    Material Adverse Effect ...........................................................     2

ARTICLE II. CONVEYANCE OF THE MORTGAGE LOANS .......................................................     3

  Section 2.1    Conveyance of Mortgage Loans ......................................................     3
  Section 2.2    Further Encumbrance of Trust Property .............................................     3

ARTICLE III. MORTGAGE LOANS ........................................................................     3

  Section 3.1    Representations and Warranties of Seller as to the Mortgage Loans .................     3
  Section 3.2    Custody of Mortgage Files .........................................................     3
  Section 3.3    Representations and Warranties of Purchaser .......................................     4

ARTICLE IV. COVENANTS OF SELLER ....................................................................     5

  Section 4.1    Affirmative Covenants .............................................................     5
  Section 4.2    Negative Covenants ................................................................     6
  Section 4.3    Representations of Seller .........................................................     7
  Section 4.4    Other Liens or Interests ..........................................................     9
  Section 4.5    Costs and Expenses ................................................................     9
  Section 4.6    Indemnification ...................................................................     9

ARTICLE V. REPURCHASES .............................................................................    10

  Section 5.1    Repurchase upon Breach ............................................................    10
  Section 5.2    Reassignment of Purchased Mortgage Loans ..........................................    10
  Section 5.3    Waivers ...........................................................................    11

ARTICLE VI. MISCELLANEOUS ..........................................................................    11

  Section 6.1    Liability of the Seller ...........................................................    11
  Section 6.2    Merger or Consolidation of, or Assumption of the Obligations of, Seller ...........    11
  Section 6.3    Limitation on Liability of Seller and Others ......................................    11
  Section 6.4    Seller May Own Notes ..............................................................    12
  Section 6.5    Amendment .........................................................................    12
  Section 6.6    Notices ...........................................................................    13
  Section 6.7    Merger and Integration ............................................................    13
  Section 6.8    Severability of Provisions ........................................................    13
  Section 6.9    Governing Law .....................................................................    13
  Section 6.10   Counterparts ......................................................................    13
  Section 6.11   Conveyance of the Receivables to the Issuer .......................................    13
  Section 6.12   Nonpetition Covenant ..............................................................    14

                                        i

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SCHEDULES

Schedule A -- Schedule of Mortgage Loans
Schedule B -- Representations and Warranties from the Seller as to the Mortgage
              Loans

                                       ii

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                               PURCHASE AGREEMENT

     THIS LOAN PURCHASE AGREEMENT, dated as of [_______________], executed among [Name of Purchaser], a [________], as purchaser ("Purchaser") and Chevy Chase Bank, F.S.B., a federally chartered savings bank, as Seller ("Seller").

                              W I T N E S S E T H :

     WHEREAS, Purchaser has agreed to purchase from the Seller, and the Seller, pursuant to this Agreement, is transferring to Purchaser the Mortgage Loans.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter contained, and for other good and valuable consideration, the receipt of which is acknowledged, Purchaser and the Seller, intending to be legally bound, hereby agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

     Section 1.1 General. The specific terms defined in this Article include the plural as well as the singular. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision, and Article, Section, Schedule and Exhibit references, unless otherwise specified, refer to Articles and Sections of and Schedules and Exhibits to this Agreement. Capitalized terms used herein without definition shall have the respective meanings assigned to such terms in the Sale and Servicing Agreement dated as of [_________________], by and among [Name of Purchaser] (as Seller), Chevy Chase Bank, F.S.B. (in its individual capacity and as Servicer) and Chevy Chase Home Loan Trust 200_-_ (as Issuer)

     Section 1.2 Specific Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     "Agreement" shall mean this Loan Purchase Agreement and all amendments hereof and supplements hereto.

     "Closing Date" means [_________________].

     "Indenture Trustee" means __________________________, as indenture trustee and any successor indenture trustee appointed and acting pursuant to the Indenture.

     "Issuer" means Chevy Chase Home Loan Trust 200_-_.

     "Mortgage Loans" means the Mortgage Loans listed on the Schedules of Mortgage Loans attached hereto.

     "Owner Trustee" means ________________________, as Owner Trustee appointed and acting pursuant to the Trust Agreement.

     "Sale and Servicing Agreement" means the Sale and Servicing Agreement referred to in Section 1.1 hereof.

     "Schedules of Mortgage Loans" means the schedule of Mortgage Loans sold and transferred pursuant to this Agreement which is attached hereto as Schedule A.

     "Schedule of Representations" means the Schedule of Representations and Warranties attached hereto as Schedule B.

     Section 1.3 Usage of Terms. With respect to all terms used in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other gender; references to "writing" include printing, typing, lithography, and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement or the Sale and Servicing Agreement; references to Persons include their permitted successors and assigns; and the terms "include" or "including" mean "include without limitation" or "including without limitation."

     Section 1.4 No Recourse. Without limiting the obligations of the Seller hereunder, no recourse may be taken, directly or indirectly, under this Agreement or any certificate or other writing delivered in connection herewith or therewith, against any stockholder, officer or director, as such, of the Seller, or of any predecessor or successor of the Seller.

     Section 1.5 Action by or Consent of Noteholders. Whenever any provision of this Agreement refers to action to be taken, or consented to, by Noteholders, such provision shall be deemed to refer to the Noteholder, as the case may be, of record as of the Record Date immediately preceding the date on which such action is to be taken, or consent given, by Noteholders. Solely for the purposes of any action to be taken, or consented to, by Noteholders, any Note registered in the name of the Seller or any Affiliate thereof shall be deemed not to be outstanding; provided, however, that, solely for the purpose of determining whether the Indenture Trustee is entitled to rely upon any such action or consent, only Notes which the Owner Trustee or the Indenture Trustee, respectively, knows to be so owned shall be so disregarded.

     Section 1.6 Material Adverse Effect. Whenever a determination is to be made under this Agreement as to whether a given event, action, course of conduct or set of facts or circumstances could or would have a material adverse effect on the Noteholders (or any similar or analogous determination), such determination shall be made without taking into account the funds available from claims under the Policy.

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                                   ARTICLE II.

                        CONVEYANCE OF THE MORTGAGE LOANS

          Section 2.1 Conveyance of Mortgage Loans. The Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (subject to the obligations herein):

          (a) all right, title and interest of the Seller in and to the Mortgage Loans, and all moneys received thereon, on or after the Cutoff Date;

          (b) all right, title and interest of the Seller in the security interests in the Mortgaged Properties granted by Mortgagors pursuant to the Mortgage Loans and any other interest of the Seller in the Mortgaged Properties;

          (c) the interest of the Seller in any proceeds with respect to the Mortgage Loans from claims on any physical damage, theft, credit life or disability insurance policies covering Mortgaged Properties or Mortgagors; and

          (d) the proceeds of any and all of the foregoing.

          Section 2.2 Further Encumbrance of Trust Property. Immediately upon the conveyance to the Purchaser by the Seller of any item pursuant to Section 2.1, all right, title and interest of the Seller in and to such item shall terminate, and all such right, title and interest shall vest in the Purchaser.

                                  ARTICLE III.

                                 MORTGAGE LOANS

          Section 3.1 Representations and Warranties of Seller as to the Mortgage Loans. The Seller hereby represents and warrants that each of the representations and warranties set forth on the Schedule of Representations attached hereto as Schedule B is true and correct. The Purchaser is hereby deemed to have relied upon each of the representations and warranties set forth on the Schedule of Representations in acquiring the Mortgage Loans. The Issuer is hereby deemed to have relied upon each of the representations and warranties set forth on the Schedule of Representations in acquiring the Mortgage Loans and issuing the Notes. The Indenture Trustee is hereby deemed to have relied upon each of the representations and warranties set forth on the Schedule of Representations in authenticating the Notes. The Noteholders are hereby deemed to have relied upon each of the representations and warranties set forth on the Schedule of Representations in purchasing the Notes. Such representations speak as of the Closing Date, but shall survive the sale, transfer and assignment of the Mortgage Loans hereunder and the sale, transfer and assignment thereof by Purchaser to the Issuer under the Sale and Servicing Agreement.

          Section 3.2 Custody of Mortgage Files. To assure uniform quality in servicing the Mortgage Loans and to reduce administrative costs, the Seller acknowledges the revocable

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appointment of the Servicer by the Indenture Trustee, and the acceptance of such appointment by the Servicer, as the agent of the Indenture Trustee as custodian of the Mortgage Files.

          Section 3.3 Representations and Warranties of Purchaser. Purchaser makes the following representations and warranties, on which Seller relies in selling, assigning, transferring and conveying the Mortgage Loans to Purchaser hereunder. Such representations are made as of the execution and delivery of this Agreement, but shall survive the sale, transfer and assignment of the Mortgage Loans hereunder and the sale, transfer and assignment thereof by Purchaser to the Issuer under the Sale and Servicing Agreement.

          (a) Organization and Good Standing. Purchaser has been duly organized and is validly existing and in good standing as a limited liability company under the laws of the State of [________], with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and has, full power, authority and legal right to acquire and own the Mortgage Loans, and to transfer the Mortgage Loans to the Issuer pursuant to the Sale and Servicing Agreement.

          (b) Due Qualification. Purchaser is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions where the failure to do so would materially and adversely affect Purchaser's ability to acquire the Mortgage Loans, and to transfer the Mortgage Loans to the Issuer pursuant to the Sale and Servicing Agreement, or the validity or enforceability of the Mortgage Loans or to perform Purchaser's obligations hereunder and all of the documents required pursuant hereto.

          (c) Power and Authority. Purchaser has the power, authority and legal right to execute and deliver this Agreement and to carry out the terms hereof and to acquire the Mortgage Loans hereunder; and the execution, delivery and performance of this Agreement and all of the documents required pursuant hereto have been duly authorized by Purchaser by all necessary action.

          (d) No Consent Required. Purchaser is not required to obtain the consent of any other Person, or any consent, license, approval or authorization or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery or performance of this Agreement and all of the documents required pursuant hereto, except for such as have been obtained, effected or made.

          (e) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws and to general equitable principles.

          (f) No Violation. The execution, delivery and performance by Purchaser of this Agreement, the consummation of the transactions contemplated by this Agreement and all of the documents required pursuant hereto and the fulfillment of the terms of this

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     Agreement and all of the documents required pursuant hereto do not and will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of formation or bylaws of Purchaser, or conflict with or breach any of the terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement, mortgage, deed of trust or other instrument to which Purchaser is a party or by which Purchaser is bound or to which any of its properties are subject, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument (other than the Sale and Servicing Agreement), or violate any law, order, rule or regulation, applicable to Purchaser or its properties, of any federal or state regulatory body, any court, administrative agency, or other governmental instrumentality having jurisdiction over Purchaser or any of its properties.

          (g) No Proceedings. There are no proceedings or investigations pending, or, to the knowledge of Purchaser, threatened against Purchaser, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality having jurisdiction over Purchaser or its properties: (i) asserting the invalidity of this Agreement or any of the documents required pursuant hereto, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the documents required pursuant hereto, (iii) seeking any determination or ruling that might materially and adversely affect the performance by Purchaser of its obligations under, or the validity or enforceability of, this Agreement or any of the documents required pursuant hereto or (iv) that may adversely affect the federal or state income tax attributes of, or seeking to impose any excise, franchise, transfer or similar tax upon, the transfer and acquisition of the Mortgage Loans hereunder or the transfer of the Mortgage Loans to the Issuer pursuant to the Sale and Servicing Agreement.

          In the event of any breach of a representation and warranty made by Purchaser hereunder, Seller covenants and agrees that it will not take any action to pursue any remedy that it may have hereunder, in law, in equity or otherwise, until a year and a day have passed since the date on which all Notes, certificates, pass-through certificates or other similar securities issued by Purchaser, or a trust or similar vehicle formed by Purchaser, have been paid in full. Seller and Purchaser agree that damages will not be an adequate remedy for such breach and that this covenant may be specifically enforced by Purchaser, Issuer or by the Indenture Trustee on behalf of the Noteholders and Owner Trustee on behalf of the Issuer.

                                   ARTICLE IV.

                               COVENANTS OF SELLER

          Section 4.1 Affirmative Covenants.

          (a) Upon request of the Purchaser, the Seller shall, to the extent lawful, promptly upon filing, deliver to the Purchaser copies of all material public filings made by the Seller with any governmental or quasi-governmental body.

          (b) The Seller shall (i) with respect to any Mortgage Loans serviced by the Seller or any of its affiliates or otherwise use its best efforts to cause to be delivered to the Purchaser monthly, the report, if any, prepared by the Seller setting forth payment activity, defaults and delinquencies with respect to each Mortgage Loan acquired by the Purchaser and (ii) prepare and deliver reports each month, detailing, with respect to all the Purchases, such information as the Purchaser may from time to time reasonably request.

          (c) The Seller shall do all things necessary to remain validly existing and in good standing in its jurisdiction of organization and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted except where failure to maintain such authority would not have a material adverse effect on the ability of the Seller to conduct its business or to perform its obligations under this Agreement.

          (d) At all times during this Agreement, the Seller shall possess sufficient net capital and liquid assets (or ability to access the same) to satisfy its obligations as they become due in the normal course of business.

          (e) The Seller will notify the Purchaser in writing of any of the following promptly upon learning of the occurrence thereof, describing the same and, if applicable, any remedial steps being taken with respect thereto;

               (i) The institution of any litigation, arbitration proceeding or governmental proceeding which, in the opinion of counsel to the Seller, will have a material adverse effect on the Seller or the Mortgage Loans;

               (ii) The entry of any judgment or decree against the Seller if the aggregate amount of all judgments and decrees then outstanding against the Seller exceeds $10,000,000 after deducting (A) the amount with respect to which the Seller is insured and with respect to which the insurer has assumed responsibility in writing, and (B) the amount for which the Seller is otherwise indemnified if the terms of such indemnification are reasonably satisfactory to the Purchaser; or

               (iii) The occurrence or likelihood of any event which would allow the obligee under any material loan agreement to which the Seller is bound to declare an event of default or accelerate the obligations of the Seller thereunder.

          (f) The Seller shall permit the Purchaser or its accountants, attorneys or other agents access to all of the books and records relating to Mortgage Loans purchased and retained by the Purchaser for inspection and copying during normal business hours at all places where the Seller conducts business.

          Section 4.2 Negative Covenants.

          (a) The Seller shall not assign or attempt to assign this Agreement or any rights hereunder, without first obtaining the specific written consent of the Purchaser.

          (b) The Seller shall not amend its Charter or By-laws, which amendment shall have or is likely to have an adverse effect upon Purchaser or its interests under this Agreement, without the prior written consent of the Purchaser.

          (c)  The Seller shall not (i) dissolve or terminate its existence or
(ii) transfer any assets to any affiliate except as otherwise expressly permitted or contemplated hereby.

          (d) The Seller will not commit any act in violation of applicable laws, or regulations promulgated pursuant thereto that relate to the Mortgage Loans or that materially and adversely affect the operations or financial conditions of the Seller.

          (e) The Seller, by entering into this Agreement, hereby covenants and agrees that it will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes or any of the Basic Documents.

          Section 4.3  Representations of Seller.

          (a) The Seller makes the following representations on which the Purchaser is deemed to have relied in acquiring the Mortgage Loans and on which the Issuer is deemed to have relied in acquiring the Mortgage Loans and issuing the Notes and on which the Indenture Trustee is deemed to have relied in authenticating the Notes. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date and shall survive the sale of the Mortgage Loans to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

               (i) Due Organization And Good Standing. The Seller is duly organized and validly existing as a federally chartered stock savings bank in good standing under the laws of the United States of America, with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the corporate power and authority and legal right to acquire and own the Mortgage Loans.

               (ii) Due Qualification. The Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business require such qualifications, except where the failure to be so qualified or to have obtained such licenses or approvals would not have a material adverse effect on the transactions contemplated by this Agreement.

               (iii) Power And Authority. The Seller has the corporate power and authority to execute and deliver this Agreement and to carry out its terms, the Seller has full power and authority to sell and assign the property to be sold and assigned to the Purchaser and has duly authorized such sale and assignment to the Purchaser by all necessary corporate action; and the execution, delivery, and performance of this Agreement has been duly authorized by the Seller by all necessary corporate action.

               (iv) Valid Sale; Binding Obligations. This Agreement evidences a valid sale, transfer, and assignment of the Mortgage Loans, enforceable against creditors of and purchasers from the Seller; and is a legal, valid, and binding obligation of the Seller enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights or other obligees' rights in general or the rights of creditors or obligees of federally chartered stock savings banks, the deposits of which are insured by the FDIC, and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law.

               (v) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the charter or by-laws of the Seller, or any indenture, agreement, or other instrument to which the Seller is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, or other instrument (other than this Agreement); nor violate any law or, to the best of the Seller's knowledge, any order, rule, or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Seller or its properties.

               (vi) No Proceedings. There are no proceedings or investigations pending or, to the Seller's best knowledge, threatened before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Seller or its properties (A) asserting the invalidity of this Agreement or the Notes, (B) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or the Notes, or (D) which might adversely affect the federal income tax attributes of the Notes.

               (vii) No Consent Required. The Seller is not required to obtain the consent of any other Person or any consent, license, approval or authorization of, or make any registration or declaration with, any governmental authority or agency in connection with the execution, delivery and performance of this Agreement (except as have been obtained), other than as may be required under the Blue Sky laws of any state or the Securities Act.

               (viii) No Insolvency. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby were not made in contemplation of the insolvency of the Seller or after the commission of any act of insolvency by the Seller.

               (ix) Official Record. This Agreement and all other documents related hereto to which the Seller is a party have been approved by the Seller's board of directors, which approval is reflected in the minutes of such board, and shall continuously from the time of each such document's execution, be maintained as an official record of the Seller.

               Section 4.4 Other Liens or Interests. Except for the conveyances hereunder, Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on the Mortgage Loans or any interest therein, and Seller shall defend the right, title, and interest of Purchaser and the Issuer in and to the Mortgage Loans against all claims of third parties claiming through or under Seller.

               Section 4.5 Costs and Expenses. Seller shall pay all reasonable costs and disbursements in connection with the performance of its obligations hereunder and under any documents required for the transactions contemplated hereby.

               Section 4.6 Indemnification.

               (a) Seller shall defend, indemnify and hold harmless Purchaser, the Issuer, the Indenture Trustee, the Owner Trustee, and the Noteholders from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from any breach of any of Seller's representations and warranties contained herein.

               (b) Seller shall defend, indemnify and hold harmless Purchaser, the Issuer, the Indenture Trustee, the Owner Trustee and the Noteholders from and against any and all costs, expenses, losses, damages, claims and liabilities arising out of or resulting from any action taken, or failed to be taken, by it in respect of any portion of the Mortgage Loans other than in accordance with this Agreement or the Sale and Servicing Agreement.

               (c) Seller agrees to pay, and shall defend, indemnify and hold harmless Purchaser, the Issuer, the Indenture Trustee, the Owner Trustee and the Noteholders from and against any taxes that may at any time be asserted against Purchaser, the Issuer, the Indenture Trustee, the Owner Trustee and the Noteholders with respect to the transactions contemplated in this Agreement, including, without limitation, any sales, gross receipts, general corporation, tangible or intangible personal property, privilege, or license taxes (but not including any taxes asserted with respect to, and as of the date of, the sale, transfer and assignment of the Mortgage Loans to Purchaser and by Purchaser to the Issuer or the issuance and original sale of the Notes, or asserted with respect to ownership of the Mortgage Loans which shall be indemnified by Seller pursuant to clause (e) below, or federal, state or other income taxes, arising out of distributions on the Notes or transfer taxes arising in connection with the transfer of the Notes) and costs and expenses in defending against the same, arising by reason of the acts to be performed by Seller under this Agreement or imposed against such Persons.

               (d) Seller shall defend, indemnify, and hold harmless Purchaser, the Issuer, the Indenture Trustee, the Owner Trustee and the Noteholders from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon Purchaser, the Issuer, the Indenture Trustee, the Owner Trustee or the Noteholders through the negligence, willful misfeasance, or bad faith of Seller in the performance of its duties under this Agreement or by reason of reckless disregard of Seller's obligations and duties under this Agreement.

               (e) Seller shall defend, indemnify, and hold harmless Purchaser from and against all costs, expenses, losses, claims, damages, and liabilities arising out of or incurred in connection with the acceptance or performance of Seller's trusts and duties as Servicer under the Sale and Servicing Agreement, except to the extent that such cost, expense, loss, claim, damage, or liability shall be due to the willful misfeasance, bad faith, or negligence (except for errors in judgment) of Purchaser.

               Indemnification under this Section 4.5 shall include reasonable fees and expenses of counsel and expenses of litigation and shall survive payment of the Notes. The indemnity obligations hereunder shall be in addition to any obligation that Seller may otherwise have.

                                   ARTICLE V.

                                   REPURCHASES

               Section 5.1 Repurchase upon Breach. The Seller, the Purchaser, the Indenture Trustee or the Owner Trustee, as the case may be, shall inform the other parties to this Agreement promptly, by notice in writing, upon the discovery of any breach of the Seller's representations and warranties made pursuant to Section 3.1; provided, that the Indenture Trustee shall have no duty to inquire concerning, or to investigate, the breach of any of such representations and warranties. Unless the breach shall have been cured by the last day of the Collection Period following the Collection Period during which the Seller becomes aware of, or receives written notice of, such breach, the Seller shall repurchase as of such day (or, at the Seller's option, as of the last day of the month in which such breach was discovered) any Mortgage Loan materially and adversely affected by such breach and any Mortgage Loan in which the interest of the Noteholders is materially and adversely affected by such breach. In consideration of the purchase of the Mortgage Loan, the Seller shall remit the Purchase Price, in the manner specified in the Sale and Servicing Agreement. The sole remedy of the Purchaser, the Trust, the Owner Trustee, Indenture Trustee or the Noteholders with respect to a breach of the Seller's representations and warranties contained in Section 3.1 shall be to require the Seller to repurchase Mortgage Loans pursuant to this Section 5.1.

               In addition to the foregoing and notwithstanding whether the related Mortgage Loan shall have been purchased by Seller, Seller shall indemnify the Issuer, the Indenture Trustee, the Owner Trustee and the Noteholders from and against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such breach and subsequent repurchase.

               Section 5.2 Reassignment of Purchased Mortgage Loans. Upon deposit in the Collection Account of the Purchase Price of any Mortgage Loan repurchased by Seller under Section 5.1 hereof, Purchaser and the Issuer shall take such steps as may be reasonably requested by Seller in order to assign to Seller all of Purchaser's and the Issuer's right, title and interest in and to such Mortgage Loan conveyed to Purchaser and the Issuer directly relating thereto, without recourse, representation or warranty, except as to the absence of Liens created by or arising as a result of actions of Purchaser or the Issuer. Such assignment shall be a sale and assignment outright, and not for security. If, following the reassignment of a Mortgage Loan, in any enforcement suit or legal proceeding, it is held that Seller may not enforce any such Mortgage Loan on the ground that it shall not be a real party in interest or a holder entitled to enforce the Mortgage Loan, Purchaser and the Issuer shall, at the expense of Seller, take such steps as Seller deems reasonably necessary to enforce the Mortgage Loan, including bringing suit in Purchaser's or in the Issuer's name.

               Section 5.3 Waivers. No failure or delay on the part of Purchaser, or the Issuer as assignee of Purchaser, in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or future exercise thereof or the exercise of any other power, right or remedy.

                                  ARTICLE VI.

                                  MISCELLANEOUS

               Section 6.1 Liability of the Seller. The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken and the representations made by the Seller under this Agreement.

               Section 6.2 Merger or Consolidation of, or Assumption of the Obligations of, Seller. Any Person (a) into which the Seller may be merged or consolidated, (b) which may result from any merger or consolidation to which the Seller shall be a party, or (c) which may succeed to the properties and assets of the Seller substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Seller under this Agreement, shall be the successor to the Seller hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, further, that (x) the Seller shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger, or succession and such agreement of assumption comply with this Section 6.2, and (y) all conditions precedent, if any, provided for in this Agreement relating to such merger, consolidation or succession have been complied with. Notwithstanding the above, no such transaction shall result in the Seller becoming subject to the provisions of the United States Bankruptcy Code or similar laws of any State. The Seller or its successor hereunder shall provide the Indenture Trustee, the Servicer and the Rating Agencies with prompt notice of any such transaction.

               Section 6.3 Limitation on Liability of Seller and Others. No recourse under or upon any obligation or covenant of this Agreement, or of any Note or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder, officer or director as such, of the Seller or of any successor corporation, either directly or through the Seller, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise. This Agreement and the obligations created hereunder are solely corporate obligations, and no personal liability whatever shall attach to, or is or shall be incurred by the incorporators, shareholders, officers or directors, as such, of the Seller, or any of them, because of the issuance of the Notes, or under or by reason of the obligations, covenants or agreements contained in this Agreement or in any of the Notes or implied therefrom. Any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, shareholder, officer or director, as such, because of the issuance of the Notes, or under or by reason of the obligations, covenants or agreements contained in this Agreement or in any of the Notes or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Agreement and the issuance of the Notes. The Seller and any director, officer, employee or agent of the Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

               Section 6.4 Seller May Own Notes. Subject to the provisions of the Sale and Servicing Agreement, Seller and any Affiliate of Seller may in their individual or any other capacity become the owner or pledgee of Notes with the same rights as they would have if they were not Seller or an Affiliate thereof.

               Section 6.5 Amendment.

               (a) This Agreement may be amended by Seller and Purchaser without the consent of the Indenture Trustee, the Owner Trustee or any of the Noteholders (i) to cure any ambiguity or (ii) to correct any provisions in this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Issuer, the Owner Trustee and the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder.

               (b) This Agreement may also be amended from time to time by Seller and Purchaser, with the consent of the Indenture Trustee and, if required, the Noteholders, in accordance with the Sale and Servicing Agreement, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders; provided, however, the Seller provides the Indenture Trustee with an Opinion of Counsel, (which may be provided by the Seller's internal counsel) that no such amendment shall increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Mortgage Loans or distributions that shall be required to be made on any Note.

               (c) Prior to the execution of any such amendment or consent, Seller shall have furnished written notification of the substance of such amendment or consent to each Rating Agency.

               (d) It shall not be necessary for the consent of the Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Noteholders shall be subject to such reasonable requirements as the Indenture Trustee may prescribe, including the establishment of record dates. The consent of a Holder of a Note given pursuant to this Section or pursuant to any other provision of this Agreement shall be conclusive and binding on such Holder and on all future Holders of such Note and of any Note issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Note.

             Section 6.6 Notices. All demands, notices and communications to Seller or Purchaser hereunder shall be in writing, personally delivered, or sent by telecopier (subsequently confirmed in writing), reputable overnight courier or mailed by certified mail, return receipt requested, and shall be deemed to have been given upon receipt (a) in the case of Seller, to 7501 Wisconsin Avenue, Bethesda, Maryland 20814, Attention: [Chief Financial Officer], or (b) in the case of Purchaser, to [Name of Purchaser], [_________________],
Attention: [Chief Financial Officer], or such other address as shall be designated by a party in a written notice delivered to the other party or to the Issuer, Owner Trustee or the Indenture Trustee, as applicable.

             Section 6.7 Merger and Integration. Except as specifically stated otherwise herein, this Agreement and any documents required for the transactions contemplated hereby set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and any documents required for the transactions contemplated hereby. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

             Section 6.8 Severability of Provisions. If any one or more of the covenants, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, provisions or terms shall be deemed severable from the remaining covenants, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

             Section 6.9 Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York without regard to the principles of conflicts of laws thereof and the obligations, rights and remedies of the parties under this Agreement shall be determined in accordance with such laws.

             Section 6.10 Counterparts. For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

             Section 6.11 Conveyance of the Mortgage Loans to the Issuer. Seller acknowledges that Purchaser intends, pursuant to the Sale and Servicing Agreement, to convey the Mortgage Loans, together with its rights under this Agreement, to the Issuer on the date hereof. Seller acknowledges and consents to such conveyance and pledge and waives any further notice thereof and covenants and agrees that the representations and warranties of Seller contained in this Agreement and the rights of Purchaser hereunder are intended to benefit the Issuer, the Owner Trustee, the Indenture Trustee, and Noteholders. In furtherance of the foregoing, Seller covenants and agrees to perform its duties and obligations hereunder, in accordance with the terms hereof for the benefit of the Issuer, the Owner Trustee, the Indenture Trustee, and Noteholders and that, notwithstanding anything to the contrary in this Agreement, Seller shall be directly liable to the Issuer, the Owner Trustee, the Indenture Trustee, and Noteholders (notwithstanding any failure by the Servicer or the Purchaser to perform its respective duties and obligations hereunder or under any documents required for the transactions contemplated hereby) and that the Indenture Trustee may enforce the duties and obligations of

Seller under this Agreement against Seller for the benefit of the Issuer, the Owner Trustee, the Indenture Trustee, and Noteholders.

             Section 6.12 Nonpetition Covenant. Neither Purchaser nor Seller shall petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Purchaser or the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Purchaser or the Issuer or any substantial part of their respective property, or ordering the winding up or liquidation of the affairs of the Purchaser or the Issuer.

             IN WITNESS WHEREOF, the parties have caused this Loan Purchase Agreement to be duly executed by their respective officers as of the day and year first above written.

                                  [NAME OF PURCHASER], as Purchaser


                                  By __________________________________________
                                     Name:
                                     Title:


                                  CHEVY CHASE BANK, F.S.B.,
                                     as Seller


                                  By __________________________________________
                                     Name:
                                     Title:








                            [Loan Purchase Agreement]

                                   SCHEDULE A

            SCHEDULE OF MORTGAGE LOANS FROM CHEVY CHASE BANK, F.S.B.,

                                   SCHEDULE B

                        REPRESENTATIONS AND WARRANTIES OF

                       SELLER REGARDING THE MORTGAGE LOANS

       1. The information set forth in the Mortgage Loan Schedule in Schedule A hereto with respect to the Mortgage Loans was and will be true and correct in all material respects at the date or dates respecting which such information is furnished;

       2. The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, if required by law in the jurisdiction where the Mortgaged Property is located, the substance of which waiver, alteration or modification is reflected on the Mortgage Loan Schedule and the Mortgage File for such Mortgage Loan contains a true, accurate and complete copy of each such waiver, alteration and modification;

       3. Except as otherwise set forth in the Mortgage Loan Schedule, the Mortgage File for each Mortgage Loan contains a true, accurate and complete copy of each of the documents contained in such Mortgage File, including all amendments, modifications and, if applicable, waivers and assumptions that have been executed in connection with such Mortgage Loan, and except as reflected in the Mortgage File, the Mortgage Loan Schedule for such Mortgage Loan, such Mortgage Loan has not been further modified or amended;

       4. Immediately prior to the transfer to the Purchaser, the Seller is the sole owner of beneficial title and holder of each Mortgage and Mortgage Note relating to the Mortgage Loans free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature and the Seller has full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell or assign the same pursuant to this Agreement;

       5. Each Mortgage is a valid and enforceable first lien or junior lien (as to which all prior liens are being assigned) on the property securing the related Mortgage Note and each Mortgaged Property is owned by the Mortgagor in fee simple (except with respect to common areas in the case of condominiums, PUDs and de minimus PUDs) or by leasehold for a term longer than the term of the related Mortgage, subject only to (i) the lien of current real property taxes and assessments, not yet due and payable, covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal obtained in connection with the origination of the related Mortgage Loan and (iii) such other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

       6. As of the Cutoff Date, no payment of principal of or interest on or in respect of any Mortgage Loan is more than ___ days past due;

       7. There is no mechanic's lien or claim for work, labor or materials affecting the premises subject to any Mortgage which is or may be a lien prior to, or equal with, the lien of such Mortgage except those which are insured against by the title insurance policy referred to in clause (x) below;

       8. As of the Cutoff Date, no Mortgage Loan has been delinquent for days or more during the preceding 12 months, and there is no delinquent tax or assessment lien against the property subject to any Mortgage;

       9. There is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal and interest on such Mortgage Note;

       10. The physical property subject to any Mortgage is free of material damage and is in good repair and there is no proceeding pending or, to the best of the Seller's knowledge, threatened for the total or partial condemnation of any Mortgaged Property;

       11. A lender's title insurance policy (on an ALTA or CLTA form) or binder, or other assurance of title customary in the relevant jurisdiction therefor in a form acceptable to FNMA or FHLMC, was issued on the date of the origination of each related Mortgage Loan by a title insurance company acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the related Mortgaged Property is located, insuring the Seller and its successors and assigns that the Mortgage is a first priority lien on the related Mortgaged Property in the original principal amount of the Mortgage Loan. The Seller is the sole insured under ouch lender's title insurance policy, and such policy, binder or assurance is valid and remains in full force and effect, and each such policy, binder or assurance shall contain all applicable endorsements including a negative amortization endorsement, if applicable;

       12. In the event the mortgage constitutes a deed of trust, either a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage or if no duly qualified trustee has been properly designated and so serves, the Mortgage contains satisfactory provisions for the appointment of such trustee by the holder of the Mortgage at no cost or expense to such holder, and no fees or expenses are or will become payable by Issuer to the trustee under the deed of trust, except in connection with a trustee's sale after default by the mortgagor;

       13. As of the Cutoff Date, the Mortgage Loans had the characteristics described in the Mortgage Loan Schedule for such Mortgage Loans;

       14. The original principal amount of each Mortgage Loan is not more than ____% of the Original Value; except as otherwise set forth in the Mortgage Loan Schedule, each Mortgage Loan for which the original principal balance of the related Mortgage Note exceeded 80% of the original Value is covered by a Primary Mortgage Insurance Policy issued by a private mortgage insurer insuring against default under the Mortgage Note in an amount at least equal to the excess of such outstanding principal amount over 75% of such original Value until the principal balance of such Mortgage Loan is reduced below 80% of the original Value or, based upon a new appraisal, the principal balance of such Mortgage Loan represents less than 80% of the new appraised value. Each FHA insurance policy or VA guaranty relating to each FHA/VA insured/guaranteed Mortgage Loan is current, in full force and effect and may be assigned by the Seller to the Purchaser at no cost to the Purchaser;

       15. There has been no fraud, misrepresentation or dishonesty with respect to the origination or servicing of any Mortgage Loan or which has resulted or may result in the exclusion from, denial of or defense to coverage under any Primary Mortgage Insurance Policy;

       16. Upon origination of each Mortgage Loan, the originator received an appraisal with respect to each Mortgaged Property which conformed to all FNMA requirements, and a true, accurate and complete copy of such appraisal is contained in the Mortgage File;

       17. On the basis of a representation by the Mortgagor at the time of origination of the Mortgage Loans, at least ____% of the Mortgage Loans (by aggregate principal balance) are secured by Mortgages on properties which were owner-occupied primary residences at the time of the origination of such Mortgage Loan;

       18. Neither the Seller nor any Servicer of the related Mortgage Loans has advanced funds or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage, except for (i) interest accruing from the date of the origination of the related Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is later, to the first Due Date under the related Mortgage Note and (ii) customary advances for insurance and taxes;

       19. Each Mortgage Note, the related Mortgage and other agreements executed in connection therewith are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law); and all parties to each Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage has been duly and properly executed by the Mortgagor;

       20. If the Mortgage Loan provides that the interest rate on the principal balance of the related Mortgage Loan may be adjusted, all of the terms of the related Mortgage pertaining to interest rate adjustments, payment adjustments and adjustments of the outstanding principal balance are enforceable and such adjustments will not affect the priority of the Mortgage lien;

       21. To the extent required under applicable law, each originator and subsequent mortgagee or servicer of the Mortgage Loans was authorized to transact and do business in the jurisdiction in which the related Mortgaged Property is located at all times when it held or serviced the Mortgage Loan; any requirements of any laws or regulations, including usury, truth-in-lending, real estate settlement procedures, consumer credit protection, fair credit reporting, unfair collection practice, equal credit opportunity and disclosure laws and regulations, applicable to the origination and servicing of such Mortgage Loan have been complied with in all material respects; and any obligations of the holder of the related Mortgage Note, Mortgage and other loan documents have been complied with in all material respects; servicing of each

Mortgage Loan has been in accordance with prudent mortgage servicing standards, any applicable laws, rules and regulations and in accordance with the terms of the Mortgage Notes, the Mortgage and other loan documents, whether such origination and servicing was done by the Seller, its affiliates, or any third party which originated the Mortgage Loan on behalf of, or sold the Mortgage Loan to, any of them, or any servicing agent of any of the foregoing;

       22. The related Mortgage Note and Mortgage contain customary and enforceable provisions such as to render the rights and remedies of the bolder adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial, or, if applicable, non-judicial foreclosure, and there is no homestead or other exemption available to the Mortgagor which would interfere with such right to foreclosure;

       23. The proceeds of the related Mortgage Loans have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with; and all costs, fees and expenses incurred in making, closing or recording the related Mortgage Loan have been paid, except recording fees with respect to Mortgages not recorded as of the Closing Date; and

       24. As of the Closing Date the Mortgaged Property securing the Mortgage Loan is insured (by an insurer which is acceptable to the Seller) against loss by fire and such hazards as are covered under a standard extended coverage endorsement, in an amount which is not less than the lesser of the maximum insurable value of the improvements securing such Mortgage Loan and the outstanding principal balance of the Mortgage Loan, but in no event in an amount less than an amount that is required to prevent the Mortgagor from being deemed to be a co-insurer thereunder; if the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium project; if upon origination of the related Mortgage Loan, the improvements on the Mortgaged Property were in an area identified as a federally designated flood area, a flood insurance policy is in effect in an amount representing coverage not less than the lesser of (i) the outstanding principal balance of the Mortgage Loan, (ii) the restorable cost of improvements located on such Mortgaged Property and (iii) the maximum coverage available; and each Mortgage obligates the Mortgagor thereunder to maintain the insurance referred to in the Mortgage at the Mortgagor's cost and expense.